UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2009 (December 16, 2009)

MD Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-149013

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rong Qiao Economic Zone
Fuqing City
Fujian Province
People’s Republic of China
300500

(Address of principal executive offices)

Registrant’s telephone number, including area code: (86-591) 8539-2532

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act   (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On December 16, 2009, the Board of Directors of MD Holdings Corp. (the “Company”), with the approval of the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), dismissed Webb & Company, PA (“Webb”) as the independent auditors of the Company and engaged BDO Limited, an Independent Registered Public Accounting Firm (“BDO”), to serve as the Company’s independent auditors.

Webb’s report dated February 4, 2009 on the Company’s audited financial statements for the Company’s fiscal years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except for a “going concern” uncertainty.

During the Company’s two most recent fiscal years and the subsequent interim period through the date Webb was dismissed, there were no disagreements between the Company and Webb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Webb’s satisfaction, would have caused Webb to make reference to the subject matter of the disagreement in connection with its reports.

During the Company’s two most recent fiscal years and through the subsequent interim period through the date Webb was dismissed, Webb did not advise the Company as to any reportable events as set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K. Furthermore, during the Company's two most recent fiscal years, and the subsequent interim period prior to engaging BDO, the Company (nor anyone on its behalf) did not consult BDO regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions to this item) or a reportable event (as described in paragraph (a)(1)(v) of Item 304).

On November 5, 2009, the Company acquired all of the capital stock of Hongkong Chenxin International Development Limited (“Chenxin”) and assumed the operations of Chenxin and its wholly owned subsidiary, Fuqing Guanwei Plastic Industry Co. Ltd. (“Guanwei”) pursuant to a share exchange transaction (the “Share Exchange”). Guanwei is principally engaged in the production and distribution of low density polyethylene (LDPE) and other recycled plastics products and is China’s largest manufacturer of LDPE. Prior to the Share Exchange, BDO was the independent accountants for Chenxin and Guanwei. The Audit Committee determined that because the financial statements of the Company are tantamount to the financial statements of Chenxin and Guanwei, for reasons of continuity, BDO should be appointed as the independent accountants of the Company.  For more information about the Share Exchange, see the Company’s Current Report on Form 8-K filed on November 6, 2009.

During the Company’s two most recent fiscal years and through the subsequent interim period through the date Webb was dismissed, the Company has not consulted with BDO regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or reportable events set forth in Item 304(a)(2)(ii)(A) through (D) of Regulation S-K. In addition, prior to the Share Exchange, neither Chenxin nor Guanwei consulted with Webb as to any accounting or auditing matter.

The Company has provided Webb with a copy of the disclosures it is making in response to Item 304(a). The Company has requested and received from Webb a letter, dated December 16, 2009, addressed to the Securities and Exchange Commission stating whether Webb agrees with the above statements. A copy of the letter is attached hereto as Exhibit 16.1.

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 16, 2009, the Company changed its name to Guanwei Recycling Corp. Pursuant to Articles of Merger filed by the Company with the Secretary of State of the State of Nevada, the Company’s newly formed and wholly owned subsidiary, Guanwei Recycling Corp., a Nevada corporation, merged with and into the Company (the “Merger”). Upon the effectiveness of the Merger, the name of the Company was changed to Guanwei Recycling Corp. in accordance with Nevada Revised Statutes §92A.180. The Plan of Merger and Articles of Merger are attached hereto as Exhibits 2.1 and 3.1, respectively.

The Company has submitted an application with FINRA for a change in the Company’s ticker symbol on the OTC Bulletin Board, but a new symbol has not yet been issued. The CUSIP number for the Company’s common stock, par value $0.001 per share, has been changed to 400685 103.

The Company effected the name change to better reflect the nature of its new business operations following the Share Exchange. For more information about the Share Exchange, see the Company’s Current Report on Form 8-K filed on November 6, 2009.

Item 8.01         Other Events.

On December 4, 2009, the Company’s Board of Directors adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all directors, officers and employees of the Company, approved and authorized the establishment of Audit, Compensation and Corporate Governance and Nominating Committees, and approved and authorized the adoption of the charter documents for each committee.

The Audit Committee consists of Howard S. Barth (Chair), Wang Rui and Wang Changzhu, each of whom is an independent director. The Compensation Committee consists of Qin Jingshou (Chair), Chen Min and You Jianli. The Corporate Governance and Nominating Committee consists of Wang Rui (Chair), Chen Qijie and Gao Juguang.

The Code of Ethics and each of the charters for the Audit, Compensation, and Corporate Governance and Nominating Committees are attached hereto as Exhibits 14, 99.1, 99.2, and 99.3, respectively.

Item 9.01.  Financial Statements and Exhibits.

       (d)   Exhibits

Exhibit
Number	Exhibit Title or Description

2.1	Plan of Merger, adopted by the board of directors of the Company on December 4, 2009.
3.1	Articles of Merger, filed with the Secretary of State of the State of Nevada on December 16, 2009.
14.1	Code of Business Conduct and Ethics.
16.1	Letter from Webb & Company, PA, dated December 16, 2009.
99.1	Audit Committee Charter.
99.2	Compensation Committee Charter.
99.3	Corporate Governance and Nominating Committee Charter.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2009

MD HOLDINGS CORP.

By:	/s/ Chen Min
Name:	Chen Min
Title:	Chief Executive Officer and Chairman of the Board of Directors